Exhibit 10.2

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (“Agreement”), is entered into and shall be effective as of the 1st day of June, 2018 (the “Effective Date”), by and between WALLACE REAL ESTATE, LLC, a California Limited Liability Company, OTTIE J. WALLACE, TRUSTEE OF THE WALLACE BYPASS TRUST UNDER THE OTTIE JOEL AND ELIZABETH WALLACE FAMILY TRUST, and ELBULINICK PROPERTIES LLC, a California Limited Liability Company (together, the “Seller”), and RYAN LAW GROUP, PLLC., a Florida Professional Limited Liability Company, or its Assigns (as defined in Section 9.6 below) (“Purchaser”). Seller and Purchaser are referred to collectively in this Agreement as the “Parties” or, individually, as a “Party.”

RECITALS

A.           Seller is the owner of three parcels of real property, identified as Tax Parcel Nos. 061-033-005, 061-033-006, and 061-033-007 in Merced County, California, consisting of approximately 27.33 combined gross acres of land located at or near the intersection of State Highway 140 and North Arboleda Drive in the City of Merced, County of Merced, State of California, as generally depicted on the site plan (“Site Plan”) attached hereto as Exhibit “A” and being more particularly described on Exhibit “B”  attached hereto (“Land”), together with (i) any and all rights, privileges, easements, tenements, hereditaments, rights-of-way, and appurtenances that belong or appertain to the Land or are owned by or run in favor of Seller, including, without limitation, any and all rights to minerals, oil, gas, hydrocarbon substances, and other materials or substances on and under the Land, as well as any and all development rights, entitlements, and land use approvals, air rights, water, and appurtenant water rights that pertain to or are associated with the Land (collectively, the “Appurtenances”), (ii) any and all buildings, structures, parking areas, paved areas, landscaped areas (including, without limitation, plants, trees, shrubbery, and other landscaping improvements), fixtures, and other improvements located on the Land including, without limitation, any apparatus, equipment, and appliances used in connection with the use, operation, maintenance, and occupancy of the Land, such as all electrical, mechanical, plumbing, and heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal, or other services on the Land (collectively, the “Improvements”), (iii) any and all maps, surveys, reports, studies, plans, specifications, drawings, warranties, appraisals, tests, inspections, and certificates of occupancy owned or held by Seller that pertain to or are associated with the Land or the use, operation, and maintenance thereof (collectively, the “Tangible Property”), (iv) any and all intangible property owned or held by Seller that pertain to or are associated with the Land or to the use, operation, and maintenance thereof, including, without limitation, all permits, authorizations, approvals, licenses, service contracts, management agreements, and other agreements relating to the Land (collectively, the “Intangible Property”), and (v) any and all personal property, as described in Exhibit “C” attached hereto (“Personal Property”).

B.           The Land, Appurtenances, Improvements, Tangible Property, Intangible Property, and Personal Property are collectively referred to in this Agreement as the “Property.”

C.           Seller desires to sell, transfer, and convey full and complete title, ownership, rights, and control of the Property to Purchaser and Purchaser desires to purchase and accept from Seller the Property, in accordance with the terms and conditions of this Agreement.

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AGREEMENT

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
TRANSFER OF PROPERTY

Section 1.1          Transfer of Property. Upon the full and complete satisfaction of all closing conditions and contingencies contained in this Agreement, Seller agrees to sell, transfer, and convey full and complete title, ownership, rights, and control of Seller in and to the Property to Purchaser, and Purchaser agrees to purchase and accept the Property from Seller, in accordance with the terms and conditions of this Agreement.

Section 1.2          No Assumption of Liabilities. Seller agrees and acknowledges that except for the new dock and rail switch the plans for which with BNSF have been disclosed to Purchaser pursuant to Exhibit C below, and agreements relative to the ongoing use of the property (“Leases”), under no event or circumstance, shall Purchaser be responsible or liable for any other obligation or liability whatsoever of Seller, whether existing prior to or after the Effective Date of this Agreement or prior to Closing (as defined in Section 8.2 below), and Purchaser, by agreeing to purchase and accept the Property from Seller is not accepting or agreeing to assume or discharge any other obligations or liabilities whatsoever pertaining to the Property or with respect to Seller or any third-parties that may claim or have any kind of interest whatsoever against Seller or the Property unless specifically agreed to by the Parties in a separate written agreement. Purchaser agrees and acknowledges that Seller, under no event or circumstance, shall be responsible or liable for any obligation or liability whatsoever of Purchaser pertaining to Purchaser’s ownership, use, development, maintenance, and operation of the Property arising after the Closing.

Section 1.3          Purchase Price. The purchase price for the Property shall be the sum of Two Million Five Hundred Thousand Dollars and No/100 ($2,500,000.00) (the “Purchase Price”), payable as follows:

(a)          At Closing date as defined in Section 8.2, Purchaser shall issue irrevocable instructions for the issuance and delivery to Seller of that number of shares of the restricted common stock, par value $0.001, of the vegalab, Inc., (VEGL) (the “Securities”) with a value equal to Five Hundred Thousand Dollars ($500,000.00) based on the average trading price from January 1, 2018 through June 30, 2018 on the OTC Marketplace; The aforementioned Securities shall be issued two thirds of the total (66.66%) in the name of WALLACE REAL ESTATE LLC and one third of the total (33.33%) in the name of ELBULINICK. Properties LLC; and

(b)          The balance of Two Million Dollars ($2,000,000.00) will be secured by a Two Guaranteed Promissory Notes of One Million Dollars ($1,000,000.00) each and Deed of Trust on the Property in forms attached hereto as Exhibit D, with interest accrued at a rate of Eight Percent (8%) annually; minimum monthly payments, the first of which will be due on or before October 1, 2018, will consist of interest only on the Notes, with a balloon payment due on the fifth anniversary of closing; there is no prepayment penalty.

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ARTICLE II
DUE DILIGENCE AND INSPECTIONS

Section 2.1          Physical Inspections.

(a)          Subject to and consistent with Section 9.3 herein, Purchaser and its representatives, consultants, and contractors shall at all times before the Closing have the privilege, opportunity, and right, with at least twenty-four (24) hours’ notice to Seller (which may be delivered in writing, by e-mail, or orally), to enter upon the Property, including, without limitation, any Improvements and Appurtenances located thereon or associated therewith, in order to inspect, review, investigate, examine, and inquire further about the Property and to perform any tests, examinations, surveys, and inspections on the Property (including, without limitation, any desirable geotechnical and environmental tests, studies, and examinations, soil tests, borings, percolation tests, and other tests in order to analyze surface, subsurface, and topographic conditions). Purchaser and its representatives, consultants, and contractors shall conduct such entry and any inspections in connection with the Property so as to minimize, to the extent reasonably possible, interference with the activities of Seller. Purchaser shall conduct tests, examination, surveys and inspection at its own expense. Purchase shall indemnify and hold Seller harmless from any and all liability arising out of Purchaser’s test, examination, surveys and inspection. Purchaser will fully restore the Property from any and all invasive testing, examination, surveys, and inspections at its own costs and to the extent that any reports are generated there from and Purchaser does not Close provide said reports to Purchaser at no costs.

(b)          Seller makes no representations as to the necessary public agency permits, if any, for the test, inspections, surveys, examinations Purchaser may elects to conduct notwithstanding Seller will cooperate with Purchaser’s effort to obtain necessary approvals, consents, authorizations, and/or licenses necessary to Purchaser to enter upon the Property to perform the tests, studies, and examinations contemplated under Section 2.1(a) above have been obtained. The risk of loss with respect to the Property shall be borne by Seller up until the Closing Date (as defined in Section 8.2 below) and shall be borne by Purchaser from and after the Closing Date.

Section 2.2          Inspections of Seller’s Disclosures. Subject to the Due Diligence Deadline and the Title Cure Deadline (if applicable), Purchaser and its representatives, consultants, and contractors shall at all times before Closing have the privilege, opportunity, and right to inspect, review, investigate, examine, and inquire further about any and all of the Tangible Property, Intangible Property, and any other information or documentation provided by Seller that pertain to or are associated with the Property, including, without limitation, conformed copies of those documents, instruments, and other items specified or generally described on Exhibit “C” attached hereto (collectively, the “Seller’s Disclosures”). Seller represents, warrants, covenants, and certifies to Purchaser that the Seller’s Disclosures, upon delivery, will be complete and consist of everything that is in Seller’s possession, however, Seller does not warrant or make any representation to Purchaser regarding the truthfulness or accuracy of any of the Seller’s Disclosures that were not prepared or produced by Seller. Seller agrees, within five (5) business days after the Effective Date, to furnish and deliver to Purchaser four (4) complete-hard copies and to establish of an electronic drop box of the Seller’s Disclosures and to certify in writing to Purchaser concurrently with such delivery that to the best of Seller’s knowledge, information, and belief Seller has delivered each and every item of the Seller’s Disclosures to the extent such item is in Seller’s possession. In the event Purchaser does not close, all four (4) copies of the aforementioned Seller’s disclosure material shall be returned to Seller within fifteen (15) days of Seller demand for return.

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Section 2.3          Due Diligence Deadline. Purchaser shall have until 11:59 p.m. (Pacific Daylight Time), on the date that is forty five (45) days after Seller’s delivery of the Seller’s Disclosures as contemplated in Section 2.2 above (the “Due Diligence Deadline”), to:

(a)          Satisfy itself as to any and all matters as Purchaser deems to be necessary or desirable in connection with the Seller’s Disclosures, including, without limitation, the truth, accuracy, completeness, and acceptability of the Seller’s Disclosures, or the waiver by Purchaser of any objections to the Seller’s Disclosures;

(b)          Satisfy itself as to any boundary and survey issues related to the Property, whether provided by Seller as part of the Seller Disclosures, if any (the “Survey”), and in the event Seller has no Survey, to satisfy itself of a Survey that may be obtained by Purchaser at Purchaser’s sole cost and expense, a courtesy copy of which shall be provided to Seller and its legal counsel, or the waiver by Purchaser of any objections to the Survey;

(c)          Satisfy itself as to all matters in the Commitment (as defined in Section 3.1(f) below) and any other matters related to the status of title to the Property and the issuance of the Owner’s Title Policy (as defined in Section 8.4 below). Purchaser may notify Seller prior to the expiration of the Due Diligence Deadline of any objectionable title matters or defects that Purchaser reasonably believes affect the marketability, insurability, ownership, or use of Purchaser’s title to the Property. If Seller is notified of any such objectionable title matters or defects prior to the Due Diligence Deadline, Seller may attempt in good faith to procure a cure for the same up until three (3) days prior to the Closing Date (the “Title Cure Deadline”); provided, however, Seller is not being obligated to make any such cure. If, however, Seller does not cure the objectionable title matters or defects objected to by the expiration of the Title Cure Deadline, then at Purchaser’s option, Purchaser may either (i) take title to the Property despite the existence of such matters, or (ii) terminate this Agreement by giving written notice to Seller prior to the expiration of the Title Cure Deadline, in which event this Agreement shall be deemed terminated and of no further force or effect with Seller and Purchaser having no further rights, obligations, or liabilities under this Agreement, except for matters that by the terms of this Agreement expressly survive termination. In the event Purchaser does not give written notice of termination to Seller prior to the expiration of the Title Cure Deadline, Purchaser shall be deemed to have accepted the status of title to the Property;

(d)          Satisfy itself as to such other matters as Purchaser, in its sole and absolute discretion, deems to be necessary or desirable in connection with the potential ownership, use, development, maintenance, insurability, leasing, financing, and operation of the Property; and

(e)          Complete all inspections, testing, obtain a Survey (as contemplated in Section 2.3(b)), obtain any environmental audits or inspections, verify the zoning of the Property, and conduct and complete any and all other due diligence items which Purchaser deems necessary pertaining to the Property and/or the Business.

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At any time prior to the Due Diligence Deadline, Purchaser may terminate this Agreement for any reason that Purchaser determines, in its sole and absolute discretion, does not meet Purchaser’s satisfaction (including, those items specified in subparts (a) through (e) above), or for any reason that adversely or materially affects the marketability or insurability of the title to the Property or that adversely or materially affects the potential ownership, use, development, maintenance, insurability, leasing, financing, and operation of the Property and/or the Business for Purchaser’s intended purposes, by giving written notice to Seller (which notice shall explain in reasonable detail the basis for termination), in which event this Agreement will be deemed terminated, except for matters that by the terms of this Agreement expressly survive termination.

Section 2.4          Conditions Precedent. INTENTIONALLY LEFT BLANK.

ARTICLE III
TITLE

Section 3.1          Conditions of Title.

(a)          At the Closing, Seller shall convey good and marketable fee simple title to the Land, Appurtenances, and improvements to Purchaser by General Warranty Deed, free and clear of all liens, encumbrances, and other exceptions to title, except the Permitted Title Exceptions (as defined in Section 3.1(g) below), in a form to be negotiated and agreed-upon in good faith by the Parties and acceptable and insurable by the Title Company (the “Deed”).

(b)          At the Closing, Seller shall convey title to the Tangible Property and Personal Property to Purchaser by a Bill of Sale, free and clear of all liens, encumbrances, and other exceptions to title, except the Permitted Title Exceptions, in a form to be negotiated and agreed- upon in good faith by the Parties (the “Bill of Sale”).

(c)          At the Closing, Seller shall assign, transfer, convey, and deliver possession, title, control, and ownership to the Intangible Property, including but not limited to the Leases, to Purchaser in accordance with an Assignment and Assumption Agreement, in a form to be negotiated and agreed-upon in good faith by the Parties (the “General Assignment”). The General Assignment shall state and be consistent with the non-assumption of liabilities provided for in Section 1.2 above.

(d)          The title to the Property to be conveyed by Seller to Purchaser must be acceptable to and insurable by a nationally-recognized and financially sound title insurance company designated by Purchaser (such title insurance company so designated being referred to as the “Title Company”) under the Owner’s Title Policy, free and clear of all liens, encumbrances, and other exceptions to title, except the Permitted Title Exceptions. As of the Effective Date of this Agreement, Chicago Title has been designated by Purchaser as the Title Company and the underwriter of the Owner’s Title Policy.

(e)          The transfer of the Property to Purchaser shall include any and all of Seller’s ownership and rights in any water rights, water contracts, and water shares (collectively, the “Water Rights”) that pertain to or are associated with the Land and any land lying in the bed of any street, sidewalk, or highway, opened or proposed, in front of or adjoining the Property to the center line thereof, to the extent owned by Seller. The transfer of the Property also includes any right of Seller to any unpaid amount by reason of any taking by condemnation and/or for any damage to the Property by reason of change of grade of any street or highway. Seller will deliver at no additional cost to Purchaser, at Closing or thereafter, on demand, any conveyance, assignment, and transfer documents that Purchaser may require to transfer any Water Rights or other rights associated with the Land as reflected in this Section 3.1 (e). The obligations of Seller under this Section 3.1(e) shall survive the Closing.

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(f)          Purchaser will cause the Title Company to issue and deliver to the Parties, an up-to-date commitment for issuance of the Owner’s Title Policy in accordance with this Agreement and the title insurance coverage requested and desired by Purchaser (the “Commitment”), along with copies of all source documents and exceptions to title coverage as set forth, referenced, or described in the Commitment, The Parties will have the Commitment updated (and if desired by Purchaser, converted to a Pro Forma Policy) immediately prior to Closing in order to allow for issuance of the Owner’s Title Policy and will cause copies of any such update, as well as of any new exceptions or matters affecting title revealed thereby, to be promptly delivered to the Parties.

(g)          Any title exceptions to the Property revealed by the Commitment or the Survey (if any) to which Purchaser does not object prior to the Due Diligence Deadline, the title exceptions to which Purchaser objects to prior to the Due Diligence Deadline and waives upon the expiration of the Title Cure Deadline (if applicable), or the title exceptions to which Purchaser waives its objection prior to Closing, are referred to herein as “Permitted Title Exceptions.”

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1          Representations and Warranties of Seller. Except for those express representations, warranties, certificates, and covenants contemplated and provided for by Seller in favor of Purchaser in this Agreement and the Seller Closing Documents (as defined in Section 8.3(a) below), Seller and Purchaser agree that if Purchaser elects to purchase the Property, it is doing so in the Property’s “AS IS” “WHERE IS” condition and based upon Purchaser’s own investigations and due diligence. Notwithstanding anything to the contrary in this Agreement, Seller represents, warrants, certifies, and covenants to Purchaser that:

(a)          Seller Wallace Real Estate, LLC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of California and is authorized to do business in the State of California.

(b)          Seller has complete and full authority to sell, transfer, and convey to Purchaser good and marketable fee simple title to the Property, in accordance with the terms of this Agreement, free and clear of all liens, encumbrances, and other exceptions or limitations to title, except for any Permitted Title Exceptions.

(c)          Seller has complete and full authority to execute and deliver the Seller Closing Documents and such other documents, instruments, and agreements, including, but not limited to, any affidavits and certificates, as are necessary at the request of the Title Company in order to carry out and effectuate the transactions contemplated by this Agreement and Seller will execute and deliver the Seller Closing Documents and other documents and take all such additional actions necessary, appropriate, or desirable by Purchaser or Title Company to effect and facilitate the consummation of the sale, transfer, and conveyance of the Property and all other transactions contemplated by this Agreement.

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(d)          Each of the persons executing this Agreement on behalf of Seller further represent, warrant, certify, and covenant that the persons signing this Agreement on behalf of Seller are duly qualified and appointed representatives of Seller and have all requisite powers and authority on behalf of Seller to enter into this Agreement as the valid, binding, and enforceable obligation of Seller.

(e)          During Seller’s ownership of and previous development, use, and operation of the Property, Seller has no knowledge, information, or belief of any of the following events: (1) one or more landfills being deposited on, or taken from, the Property or (2) any construction debris or other debris (including, without limitation, stumps, tanks, or concrete) being buried upon any of the Property.

(f)           Seller has no knowledge or information regarding any Hazardous Materials (as defined below) located, used, or stored on the Property. “Hazardous Materials” or similar terms or iterations shall mean and include asbestos, asbestos-containing materials, petroleum and petroleum products, the group of organic compounds known as polychlorinated biphenyls, and any substances or materials that are regulated, controlled or prohibited under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 690, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986, or any similar federal, state, or local laws or ordinances or any other environmental laws, the Federal Water Pollution Control Act, 33 U.S.C. § 1251, the Clean Air Act, 42 U.S.C. § 7401, the Toxic Substances Control Act, 15 U.S.C.§ 2601, or any similar federal, state, or local laws or ordinances, or any other federal, state, or local environmental statutes, regulations, ordinances, or other environmental regulatory requirements.

(g)          Seller is not a “foreign person”, “foreign corporation”, “foreign trust” or “foreign estate” as those terms are defined in the Internal Revenue Code, Section 1445, nor is the sale of the Property subject to any withholding requirements imposed by the Internal Revenue Code (including, but not limited to, Section 1445 thereof) or any comparable laws of the State of California, and Purchaser has no obligation under any such laws to withhold any monies from the Purchase Price in accordance with the provisions of such laws in connection with the transactions contemplated by this Agreement (or, if same shall not be the case such that Purchaser is obligated to withhold from the Purchase Price under any such laws, Seller shall cooperate with Purchaser in connection with Closing to allow for withholding and compliance with such laws, as necessary). Seller shall execute at closing a FIRPTA Non-foreign Certificate, which Certificate shall include Seller’s Federal Employer/Taxpayer Identification Number (FEIN) (the “FIRPTA Certificate”).

(h)          This Agreement is made with the Seller in reliance upon the Seller’s representation to the Purchaser, which by the Seller’s execution of this Agreement, the Seller hereby confirms, that the Securities to be acquired by the Seller will be acquired for investment for the Seller’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Seller further represents that the Seller does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Seller represents and warrants it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

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(i)           The Seller has reviewed each of the reports filed by vegalab with the Securities and Exchange Commission since January 1, 2017, and has had an opportunity to discuss the Purchaser’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Purchaser’s management. The Seller understands that such discussions, as well as any other written information delivered by the Purchaser to the Seller, were intended to describe the aspects of the Purchaser’s business that the Purchaser believes to be material.

(j)           The Seller understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Seller’s representations as expressed herein. The Seller understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Seller must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available e.g. a Rule 144 exemption. The Seller acknowledges that the Purchaser has no obligation to register or qualify the Securities for resale. The Seller further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Purchaser that are outside of the Seller’s control, and which the Purchaser is under no obligation and may not be able to satisfy.

(k)          The Seller understands that the Securities, and any securities issued in respect thereof or exchange therefore, may bear the following legend:

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY, WHICH WILL NOT BE UNREASONABLY WITHHELD, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

In addition to all other rights and remedies of Purchaser set forth in this Agreement or otherwise in equity, Seller shall forever indemnify, defend (with legal counsel satisfactory to Purchaser), and hold harmless Purchaser, its employees, officers, shareholders, attorneys, directors, agents, contractors, assigns and successors-in-interest, from and against any and all claims, actions, loss, cost, damage and expense (including reasonable attorneys’ fees, including fees on appeal) resulting from a default or breach by Seller of any of the representations, warranties, certifications, and covenants contained in this Agreement. The foregoing representations, warranties, certifications, and covenants and any and all other representations, warranties, certifications, and covenants of Seller contained in this Agreement shall survive the Closing.

(1)    Seller acknowledges the information disclosed in paragraph 4.2 (f) below is not public information at this time and agrees not disclose this information to any other, except as is necessary, or to buy, sell or otherwise trade any shares of vegalab stock until after said information is made public by vegalab.

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Section 4.2          Representations and Warranties of Purchaser. Purchaser represents, warrants, certifies, and covenants to Seller that:

(a)          Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)          Purchaser has complete and full authority to purchase, acquire, and receive title to the Property, in accordance with the terms of this Agreement, and to perform any obligations of Purchaser under this Agreement.

(c)          Purchaser has complete and full authority to execute and deliver the Purchaser Closing Documents (as defined in Section 8.3(b) below) and such other documents, instruments, and agreements, including, but not limited to, affidavits and certificates, as are necessary at the request of the Title Company to effectuate the transactions contemplated by this Agreement and Purchaser will execute and deliver all such documents and take all such additional actions necessary, appropriate, or desirable to effect and facilitate the transaction contemplated by this Agreement.

(d)          Each of the persons executing this Agreement on behalf of Purchaser further represent, warrant, certify, and covenant that the persons signing this Agreement on behalf of Purchaser are duly qualified and appointed representatives of Purchaser and have all requisite powers and authority on behalf of Purchaser to enter into this Agreement as the valid, binding, and enforceable obligation of Purchaser.

(e)          An executed copy of this Agreement and all documents executed by Purchaser in connection with this Agreement (including the Purchaser Closing Documents) which are to be delivered to Title Company at Closing (i) are or at the time of Closing will be duly authorized, executed, dated, acknowledged, and delivered by Purchaser, (ii) are or at the time of Closing will be legal, valid, and binding obligations of Purchaser, and (iii) do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser is subject.

(f)           Purchaser has disclosed to Seller the audit firm for vegalab has raised an issue as to whether a company it recently acquired. The Agronomy Group, is auditable. If it is not vegalab will not be able to file reports for the second quarter of 2018 or for twelve months from the end of said quarter. Furthermore it is anticipated the auditor’s decision on this issue will be known before closing. Any time before closing or within five (5) business days of notification, whichever is sooner Seller shall have the right to cancel this agreement following notification of an unfavorable decision on this issue.

(g)          By separate agreement Purchaser is obligated to enter into a written lease agreement with vegalab for no less than the unimproved portion of the property prior to Closing. The rent do from vegalab will be in an amount necessary to assure that the total rents from Purchaser’s operation of the property equal or exceed the amount of Purchasers obligations for payment due under the Notes.

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In addition to all other rights and remedies of Seller set forth in this Agreement or otherwise in equity, Purchaser shall forever indemnify, defend (with legal counsel satisfactory to Seller), and hold harmless Seller, its employees, officers, shareholders, attorneys, directors, agents, contractors, assigns and successors-in-interest, from and against any and all claims, actions, loss, cost, damage and expense (including reasonable attorneys’ fees, including fees on appeal) resulting from a default or breach by Purchaser of any of the representations, warranties, certifications, and covenants contained in this Agreement. The foregoing representations, warranties, certifications, and covenants and any and all other representations, warranties, certifications, and covenants of Purchaser contained in this Agreement shall survive the Closing.

ARTICLE V
CONDEMNATION OR CASUALTY LOSS

Section 5.1          Condemnation Loss. Seller shall give Purchaser written notice of the commencement of any condemnation or eminent domain proceedings affecting any or all portions of the Property prior to Closing. If any such condemnation or eminent domain affects the Property in any material or undesirable manner, either Party may in such Party’s sole and absolute discretion within ten (10) calendar days of Seller’s notice of commencement of condemnation or eminent domain proceedings elect to terminate this Agreement. If Purchaser elects to move forward with the Closing to purchase the Property, the Purchase Price shall not be reduced and Purchaser shall be entitled to all of the condemnation proceeds, which Seller will fully assign and transfer to Purchaser, by way of a form to be negotiated and agreed-upon in good faith by the Parties.

Section 5.2          Casualty Loss. If prior to Closing, the Property is damaged or destroyed by fire or other casualty, Seller shall estimate the cost to repair the Property and the time required to complete repairs and will provide Purchaser with a detailed written notice of Seller’s estimation (the “Casualty Notice”), as soon as reasonably possible after the occurrence of the casualty. In the event of any Material Damage (as defined below) to or destruction of the Property, or any portion thereof, prior to Closing, Purchaser may, at its sole option, terminate this Agreement by delivering written notice to the Seller on or before the expiration of thirty (30) days after the date Seller delivers the Casualty Notice to Purchaser (and if necessary, the Closing Date shall be extended to give the Parties the full benefit of the 30-day period to make such election and to obtain insurance settlement agreements with Seller’s insurers). Upon any such termination, Seller and Purchaser shall have no further rights, obligations, or liabilities under this Agreement, except for matters that by the terms of this Agreement expressly survive termination. If Purchaser does not elect to terminate this Agreement within the aforementioned 30-day period, then the Parties shall proceed under this Agreement and close on the Property timely (subject to extension of the Closing Date as provided above), and as of Closing Seller shall fully assign and transfer to Purchaser, by way of a form to be negotiated and agreed-upon in good faith by the Parties, all of Seller’s rights in and to any resulting insurance proceeds due Seller as a result of such damage or destruction and Purchaser shall thereafter assume responsibility for any desired repairs. For the purposes of this Agreement, “Material Damage” means damage which exceeds $100,000.00 to repair or which, in Purchaser’s reasonable estimation, will take longer than thirty (30) days to repair. If the damage to the Property does not quality as Material Damage, then neither Purchaser nor Seller shall have the right to terminate this Agreement, and Seller shall, at Seller’s ~~Purchaser’s~~ option, either (i) repair the damage before the Closing in a manner reasonably satisfactory to Purchaser, or (ii) credit Purchaser at Closing for the reasonable cost to complete all necessary and desired repairs (in which case Seller shall retain all insurance proceeds and Purchaser shall assume full responsibility for all needed repairs).

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ARTICLE VI
BROKERS AND EXPENSES

Section 6.1          Brokers. The Parties represent and warrant to each other that no broker or finder was instrumental in arranging or bringing about any of the transactions contemplated by this Agreement and that there are no claims or rights for brokerage commissions, finder’s fees, or otherwise in connection with the transactions contemplated by this Agreement. If any Party or third-person brings a claim for a commission, finder’s fee, or any other amount based upon any contact, dealings, or communication with any of the Parties, then the Party through whom such person makes his claim shall defend the other Parties (each an “Indemnified Party”) from such claim, and shall forever indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by the Indemnified Party in defending against such claim. The provisions of this Section 6.1 shall survive the Closing or, if the transactions contemplated by this Agreement are not consummated, any termination of this Agreement.

ARTICLE VII
AGREEMENTS AFFECTING THE PROPERTY

Section 7.1          Purchaser’s Approval of Agreements Affecting the Property. Seller acknowledges and agrees that it was a material inducement to Purchaser entering into this Agreement that any and all benefits, rights, and interests associated with the Property remain in the same condition existing as of the Effective Date and, as a result, Seller shall not be entitled, without the prior written consent of Purchaser, which consent may not be unreasonably withheld, conditioned, or delayed, to (i) alter, amend, modify, supplement, or extend the term of any existing Intangible Property or enter into any new leases, contracts, agreements, or other instruments associated with the Property, (ii) alter, amend, or modify the Revenues (as defined in Section 8.5 below) of any existing Intangible Property or enter into any new leases, contracts, agreements, or other instruments associated with the Property until Closing, (iii) make any tenant and other capital improvements in connection with the Property, or (iv) cancel or terminate any existing Intangible Property or commence any collection, unlawful detainer, or other remedial action against any tenant or contract vendor. In addition, Seller will not sell, encumber, convey, assign, pledge, lease, or contract to sell, convey, assign, pledge, encumber or lease all or any part of the Property, nor restrict the use of all or any part of the Property, nor take or cause or allow to be taken any action in conflict with this Agreement at any time between the Effective Date and the Closing or the earlier termination of this Agreement.

Section 7.2          Assignment of Intangible Property. The Seller’s Disclosures shall include full and complete copies of any and all Intangible Property, together with detailed statements, summaries, and supplemental information as to such Intangible Property. To the extent Intangible Property is assignable, all Intangible Property shall be fully assigned to and assumed by Purchaser as of the Closing by execution by both Parties of an Assignment and Assumption of Intangible Property, in a form to be negotiated and agreed-upon in good faith by the Parties (the “Assignment of Intangible Property”). The Assignment of Intangible Property shall state and be consistent with the non-assumption of liabilities provided for in Section 1.2 above. No later than ten (10) days prior to the expiration of the Due Diligence Deadline, Seller will obtain any written estoppel certificates required by Purchaser concerning the Intangible Property signed by each such tenant or third-party prior to Closing, which estoppel certificates shall be in a form to be negotiated and agreed-upon in good faith by the Parties.

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Section 7.3          Protection of Property. At all times prior to Closing, and without limiting the provisions of Section 7.1 above or any other provision of this Agreement, Seller shall maintain the Property free from waste and neglect, shall maintain all insurance coverages thereon which are now in place, and shall keep and perform or cause to be performed all obligations of the owner of the Property under any recorded title documents, the Intangible Property, applicable laws, and any mortgages and deeds of trust affecting the Property. Without limitation, from the Effective Date to the Closing Date or earlier termination of this Agreement, Seller shall not do, suffer or permit, or agree to do, any of the following: (i) enter into any transaction with respect to or affecting the Property that would in any way prevent Seller’s full and complete performance under this Agreement, or limit or adversely affect Purchaser’s rights under this Agreement or as an owner of the Property following Closing (including, without limitation, anything that may subject Purchaser to any cost, liability, or expense or otherwise interfere with, delay, or increase the cost of Purchaser’s acquisition, development, use, maintenance, and operation of the Property); (ii) sell, encumber, pledge, or grant any interest in the Property or any part thereof in any form or manner whatsoever; (iii) enter into, amend, waive any rights under, terminate, or extend any document or instrument affecting the Property without the prior written consent of Purchaser; or (iv) without limiting the foregoing, change the physical characteristics of the Property in any respect unless Purchaser has given its prior written approval to any such change. For purposes of this Section 7.3, it shall not be unreasonable for Purchaser to refuse to consent to any matter that may subject Purchaser to any cost, liability, or expense or otherwise interfere with, delay, or increase the cost of Purchaser’s acquisition, development, use, maintenance, and operation of the Property.

ARTICLE VIII
CLOSING AND ESCROW

Section 8.1          Escrow Instructions. Upon execution and delivery of this Agreement, the Parties shall deposit an executed counterpart of this Agreement with the Title Company identified in Section 9.1, and this Agreement shall serve as joint instructions to the Title Company as the title insurer and escrow holder for consummation of the transfer of title, ownership, and control of the Property to Purchaser and all other transfers contemplated by this Agreement, including, without limitation, the manner in which the Seller Closing Documents and Purchaser Closing Documents are to be held, released, and handled in escrow. However, Seller and Purchaser reserve the right to submit separate written escrow and closing instructions to Title Company prior to its part of the Closing.

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Section 8.2          Closing. The consummation of the sale, transfer, and conveyance of title, ownership, and control of the Property to Purchaser and the closing of the other transfers and transactions contemplated by this Agreement (collectively, the “Closing”) shall be defined as the date that the following have occurred: (i) the final, mutually approved versions of the Deed and any other necessary conveyance documents have been recorded in the official records of the Merced County Recorder’s Office; (ii) previously approved, executed counterparts of the Bill of Sale, the General Assignment, the Assignment of Intangible Property, and all other Seller Closing Documents and Purchaser Closing Documents required of the Parties shall have been delivered to the Title Company, (iii) Purchaser shall have paid to Title Company all funds required from Purchaser necessary to close the transaction the subject of this Agreement and execute the Promissory Note and Deed of Trust set forth in Section 1.3(b), and (iv) Purchaser shall have directed the Title Company to release the Purchase Price funds to the Seller. The Closing shall occur on or before fifteen (15) days after the expiration of the Due Diligence Deadline (“Closing Date”), or on such earlier date as may be mutually agreed by the Purchaser and Seller by written notice approved by both Parties, given not less than five (5) calendar days prior to the earlier Closing Date. Purchaser shall pay Seller Twenty Thousand Dollars and No/100 ($20,000.00) in the event Purchaser completes the Due Diligence Deadline and any extensions thereto and elects not to Close. Purchaser shall have the right to extend the Closing Date for an additional fifteen (15) days, by giving written notice of such extension to Seller on or before the Closing Date and paying a nonrefundable deposit of Five Thousand Dollars and No/100 ($5,000.00) to Title Company which shall be disbursed by the escrow agent upon deposit to Seller. Except as otherwise provided in this Agreement (including, under Section 5.2 above), the Closing Date may not be further extended without the prior written approval of Seller and Purchaser. The Closing shall occur on or prior to the Closing Date at an exact time agreed to by the Parties in the offices of the Title Company. Notwithstanding the foregoing, the Parties agree that the Closing may occur through the mail and/or electronic transmission pursuant to a mutually acceptable escrow arrangement among the Parties and the Title Company. If, prior to the Due Diligence Deadline, Purchaser has not notified Seller of its dissatisfaction with any of the information to be reviewed pursuant to Section 2.3 above, or if it has made such notice and Seller has cured the reason for any such notice and Purchaser has indicated in writing its satisfaction with such cure, and if all of the conditions have been met, and if under such circumstances Purchaser elects not to proceed with the purchase of the property. Purchaser shall be obligated to pay Seller an additional $10,000 upon the payment of which this Agreement shall be void and of no further force or effect.

Section 8.3          Deposit of Closing Documents.

(a)          At or before the Closing, Seller shall deposit into escrow with Title Company the following documents, agreements, and instruments or at the request of Purchaser shall ratify and affirm any of the following previously executed and delivered documents (collectively, the “Seller Closing Documents”):

(i)          An original duly executed, dated, acknowledged, and recordable Deed and any other necessary conveyance documents signed by Seller, in a final form consistent with Section 3.1(a);

(ii)         An original duly executed, dated, and acknowledged Bill of Sale signed by Seller, in a final form consistent with Section 3.1 (b):

(iii)        An original duly executed, dated, and acknowledged General Assignment signed by Seller, in a final form consistent with Section 3.1(c):

(iv)        An original executed Assignment of Intangible Property, in a final form consistent with Section 7.2;

(v)         INTENTIONALLY LEFT BLANK.

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(vi)        The FIRPTA Certificate pursuant to Section 1445(b)(2) of the United States Internal Revenue Code of 1986, as amended (the “Federal Code”), and on which Purchaser is entitled to rely, that Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Federal Code;

(vii)       Original duly executed and dated instructions from Seller to the Title Company;

(viii)      An original duly executed and dated settlement statement signed by Seller, in a final form approved in advance by the Parties (“Settlement Statement”);

(ix)         INTENTIONALLY LEFT BLANK.; and

(x)          If required by the Title Company to Close, evidence satisfactory to Purchaser and the Title Company of Seller’s authority to enter into this Agreement and transfer the Property in accordance with the provisions of this Agreement, including, without limitation, evidence of Seller’s respective receipt of any and all necessary consents, approvals, ratifications, and/or joinders as may be necessary, required or appropriate in connection with this Agreement and/or transfer of the Property to Purchaser in accordance with this Agreement.

(b)          At or before the Closing, Purchaser shall deposit into escrow the following documents, agreements, and instruments (collectively, the “Purchaser Closing Documents”);

(i)          An original duly executed, dated, and acknowledged General Assignment signed by Purchaser, in a final form consistent with Section 3.1(c);

(i)          Original duly executed, dated, and acknowledged instructions from Purchaser to the Title Company;

(ii)         An original duly executed and dated Settlement Statement signed by Purchaser, in a final form approved in advance by the Parties;

(iii)        If required by the Title Company to Close, evidence satisfactory to Seller and the Title Company of Purchaser’s authority to enter into this Agreement and acquire the Property in accordance with the provisions of this Agreement, including (without limitation) evidence of Purchaser’s respective receipt of any and all necessary consents, approvals, ratifications, and/or joinders as may be necessary, required or appropriate in connection with this Agreement and/or transfer of the Property to Purchaser in accordance with this Agreement;

(iv)        An original executed Assignment of Intangible Property, in a final fonn consistent with Section 7.2;

(v)         A copy of any applicable assignments of this Agreement, duly executed by Purchaser and/or its Assigns; and

(vi)        Two original Guarantied Promissory Notes in the combined principal amount of Two Millions dollars ($2,000,000.00) and Deed of Trust secure said Notes on the Property in favor of Seller.

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(vii)       Irrevocable instructions for the issuance and delivery to Seller of the Securities referenced in 1.3(a)

Section 8.4          Closing Costs. Seller shall be responsible for the payment of the premium for a standard owner’s policy of title insurance issued by Title Company (Form 2006) for the Property in the insured amount of the Purchase Price (the “Owner’s Title Policy”). Purchaser shall be responsible for the premiums and costs associated with any additional affirmative coverage, endorsements, and extended coverage to the Owner’s Title Policy requested by Purchaser. The Parties shall each pay their own respective attorneys’ fees. All recording fees on recordable documents shall be paid one-half (1/2) by each Party. All escrow, document preparation fees, and closing costs charged by the Title Company shall be paid one-half (1 /2) by each Party. Any closing costs not otherwise provided for in this Agreement shall be paid by the Party legally responsible therefor or, if no law applies, according to prevailing custom for commercial transactions in the City of Merced, County of Merced, and/or State of California.

Section 8.5          Revenues. At or before the Closing, Seller shall be entitled to all revenue generated from rents whether it be security deposits, prepaid rent, accrued and collected rents and delinquent rents, income, revenues, and other payments attributable to the Intangible Property during Seller’s period of ownership, operation, and leasing of the Property (if any) prorated, based upon the number of days remaining in the month alter the Closing and such amounts will be identified on the Settlement Statement, if any (collectively, the “Revenues”) as Seller’s property. Seller reserves the right, but shall not be required to, pursue collection of any delinquent Revenues that Seller is entitled to, which have not been assigned to Purchaser under the General Assignment, and which have accrued prior to Closing. In the event that any delinquent Revenues are collected by either Party, each Party shall only receive its prorata share of such Revenues based upon the Closing Date proration.

Section 8.6          Condition of Property at Closing; Delivery of Keys. Seller agrees to deliver immediate possession of the Property to Purchaser at Closing, free of any right of possession or claim to right of possession by any party other than Purchaser. Purchaser, prior to acceptance of the Property at Closing, shall be permitted to inspect and confirm that the Property has been surrendered in a condition consistent with Purchaser’s prior investigations and due diligence and consistent with the express representations, warranties, certificates, and covenants provided by Seller in this Agreement. At Closing, Seller shall furnish Purchaser with all keys and access cards in Seller’s possession (if applicable) and shall provide written documentation for all security codes and combinations to any security doors, safes, cabinets, elevators, and vaults located on the Property, including any and all operating manuals and warranties to such security systems, safes, cabinets, elevators, and vaults that are in Seller’s possession, so that Purchaser has full and unrestricted ability (after the Closing) to unlock, possess, occupy, use, and utilize the Property. After Closing, Seller (and any of its employees, officers, members, managers, shareholders, directors, agents, or assigns) shall not be permitted under any circumstance to retain or possess any duplicate keys, access cards, security codes, or other related information concerning access to any portions of the Property.

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Section 8.7          Ongoing Delivery of Documents and Information. Following the Closing, Seller agrees to promptly notify Purchaser of and to transfer, assign, and deliver, as applicable, any and all documents, payments, or funds (except for any Revenues that Seller is entitled to collect and retain under Section 8.5), or records defined as Tangible Property, Intangible Property, and any other documents, payments or funds, or records that pertain to or are associated with the Property, to Purchaser within fourteen (14) calendar days of Seller’s receipt of such documents, payments or funds, or records. Seller’s obligations under this Section 8.7 shall survive the Closing. As of the Effective Date of this Agreement, all notices, documents, payments or funds, or records pertaining to the Property shall be sent to:

Ryan Law Group, PLLC
636 U.S. Highway One, Suite 110
North Palm Beach, Fl. 33408
Attn: James D. Ryan
Email: jdr@ryanlawgroup.net

ARTICLE IX
MISCELLANEOUS

Section 9.1          Notices. Any notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by a commercial overnight courier that guarantees next day delivery and provides a receipt, or (d) by e-mail, and such notices shall be addressed as follows:

If to Seller:	Wallace Real Estate, LLC,
Ottie J. Wallace, Trustee Of The Wallace Bypass Trust
Under the Ottie Joel and Elizabeth Wallace Family Trust,
and Elbulinick Properties LLC
Attention: Mr. Bud Wallace
9290 E. Hwy 140
Planada, CA 95365
E-Mail: Bud@wallacetransport.com

With a copy to:	Corbett Browning
P.O. Box 2067
Merced, California 95344-0067
E-Mail: cjb@rbgmlaw.com

If to Purchaser:	Ryan Law Group, PLLC
636 U.S. Highway One, Suite 110
North Palm Beach, Fl. 33408
Attn: James D. Ryan
Email: jdr@ryanlawgroup.net

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With a copy to:	Parsons Behle & Latimer
One Utah Center
201 South Main Street, Suite 1800
Post Office Box 45898
Salt Lake City, Utah 84145-45898
Attention: Mark E. Lehman
E-Mail: mlehman@parsonsbehle.com

If to Title Company:	Chicago Title
Attn: Connie Cauthen, Escrow Officer
1140 F Street, Ste. 103
Reedley, CA 93654
E-Mail: cauthenc@ctt.com

or to such other address or addresses as a Party may from time-to-time specify in writing to the other Parties. Any notice shall be deemed delivered when actually delivered, if such delivery is in person, upon deposit with the U.S. Postal Service, if such delivery is by certified mail, upon deposit with the overnight courier service, if such delivery is by an overnight courier service, and upon transmission, if such delivery is by email transmission.

Section 9.2          Entire Agreement. This Agreement, together with the exhibits attached hereto, and all other agreements, documents, and instruments referenced in this Agreement, contain all of the representations, warranties, certifications, and covenants made by the Parties and constitute the entire understanding between the Parties with respect to the subject matter hereof. Any prior correspondence, memoranda, or agreements are replaced in total by this Agreement together with the exhibits hereto.

Section 9.3          Entry and Indemnity. In connection with any entry by Purchaser, or its authorized agents, employees, or contractors onto those portions of the Property inspected by Purchaser in accordance with this Agreement, Purchaser shall give Seller reasonable advance notice twenty-four (24) hours prior to such entry (which may be delivered in writing, by e-mail, or orally) and shall conduct such entry and any inspections in connection therewith so as to minimize, to the extent reasonably possible, interference with the activities of Seller and the existing tenant, which in some circumstances may mean that Seller may require more than twenty-four (24) hours’ notice to Seller prior to the performance of said inspections given the sensitive and confidential nature of Seller’s business activities for its clients. Without limiting the foregoing, prior to any entry to perform any on-site testing, Purchaser shall give Seller notice thereof, including the identity of the authorized company or persons who will perform such testing and a reasonable explanation of the proposed scope of the testing. Purchaser shall indemnify and hold Seller harmless from and against any costs, damages, liabilities, losses, expenses, liens, or claims arising out of or relating to any entry on the Property by Purchaser, its authorized agents, employees, or contractors in the course of performing the inspections, testing, or inquiries provided for in this Agreement; provided, however, that the foregoing indemnity shall not apply to (i) the mere discovery of a pre-existing condition unless caused by Purchaser, or (ii) costs, damages, liabilities, losses, expenses, liens, or claims arising out of or relating to Seller’s negligence or willful misconduct.

Section 9.4          Time. Time is of the essence in the performance of each of the Parties’ respective obligations contained in this Agreement.

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Section 9.5          Attorneys’ Fees. If any litigation or binding arbitration proceeding is commenced between the Parties concerning this Agreement and/or the rights and obligations of any Party in relation herewith (including, but not limited to, claims in contract, tort, or equity), the Party prevailing in such litigation or binding arbitration proceeding, or the non-dismissing party in the event of a dismissal, with or without prejudice, shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for any and all costs and expenses, including, without limitation, attorneys’ fees, expert witness fees, consultants’ fees, court costs, cost of paralegals, accounts, business office expenses of any kind or nature, including, but not limited to, staff, traveling expenses, telephone expenses, and any and all other costs and expenses of defense or prosecution incurred in connection therewith, whether specified herein or not. Any such attorneys’ fees and other costs and expenses incurred by the prevailing or non-dismissing Party in enforcing a judgment in its favor under this Agreement, whether or not suit is filed, may be recoverable separately from and in addition to any other amount included in such judgment or award and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment or award and, to the extent Purchaser is the prevailing or non-dismissing Party, Purchaser may, at its election, credit such attorneys’ fees and all other costs and expenses against the Purchase Price.

Section 9.6          Assignment. Neither Party may assign any of its respective rights or interests under this Agreement to an unauthorized third-party, without the prior written consent of the other Party; provided, however, Purchaser is authorized to assign and transfer its rights to purchase and acquire the Property under this Agreement subject to the conditions below. If Purchaser intends to assign its interest in this Agreement, Purchaser shall notify Seller in writing at least five (5) business days before the Closing. Such notice shall include the name(s), title(s), and addresses of the individual(s) and/or entity that Purchaser intends to assign this Agreement to (the “Assigns”). At least three (3) business days before the Closing, Purchaser and the Assigns shall execute an Assignment and Assumption of Contract (the “Contract Assignment”), in a form acceptable to the Parties, to assign Purchaser’s rights and obligations in this Agreement to the Assigns and then Seller and the Assigns will proceed to Closing. To the extent Purchaser assigns its interest the Two Million dollar ($2,000,000.00) balance shall be paid to Seller at Closing. Any such assignment shall not constitute a waiver or release by Seller of any claims of Seller against Purchaser. In the event this Agreement is assigned as provided for above, this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties to this Agreement. Seller’s consent shall not be required for any assignment by Purchaser that complies with this Section 9.6 and so long as the applicable Assigns have expressly assumed all of Purchaser’s obligations under this Agreement upon consummation of such assignment. Notwithstanding the forgoing, nothing herein shall be construed to prevent Seller from unilaterally making an assignment to any entity or person working in cooperation with Seller for tax and / or estate planning purposes so long as such assignee agrees to cooperate and perform under this agreement.

Section 9.7          Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Executed counterparts of this Agreement may be transmitted and delivered by the Parties by way of e-mail or other forms of electronic transmission.

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Section 9.8           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Section 9.9           Confidentiality. The Parties shall maintain as strictly confidential any and all non-public material obtained about Purchaser and Seller and Purchaser’s intended use, operation, development, and other purposes for the Property and the Business, and shall not disclose any economics or non-public information about the transactions contemplated in this Agreement to any third-parties, except for disclosures required by court order or subpoena or in connection with any litigation or other dispute resolution proceedings between the Parties. In the event that the Closing does not occur in accordance with the terms of this Agreement, all Parties shall return any documents, materials, or information regarding the Property supplied in accordance with this Agreement. Any Parties in breach of this Section 9.9 agree to indemnify, defend, protect, and hold harmless those non-breaching Parties from and against any and all claims arising out of any breach of this Section 9.9. This Section 9.9 shall survive the Closing or any termination of this Agreement.

Section 9.10         Interpretation of Agreement. The article, section, and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained in this Agreement. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term “person” shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary, or other capacity.

Section 9.11         Amendments. This Agreement may be amended or modified only by a written instrument signed by each of the Parties.

Section 9.12         No Recording. Neither this Agreement or any memorandum or short form thereof may be recorded by any of the Parties.

Section 9.13         Effective Date. As used in this Agreement, the term “Effective Date” shall mean the first date on which both of the Parties shall have executed and delivered this Agreement.

Section 9.14         Submission not an Offer or Option. The submission of this Agreement or a summary of some or all of its provisions for examination or negotiation by Seller or Purchaser does not constitute an offer by Seller or Purchaser to enter into an agreement to transfer, purchase, or sale the Property, and neither Party shall be bound to the other with respect to any such transfer, purchase, or sale until this Agreement is executed and delivered by each of Seller or Purchaser.

Section 9.15         Indemnities. In case any claim, action, or proceeding is brought, made, or initiated against a Party entitled to indemnification under this Agreement (an “Indemnitee”) the Party providing indemnification (“Indemnitor”), upon written notice from the Indemnitee, shall at its sole cost and expense, resist, or defend such claim, action, or proceeding by attorneys reasonably approved by Indemnitee. Notwithstanding the foregoing, Indemnitee may retain its own attorneys, and Indemnitor shall pay the reasonable fees and disbursements of such attorneys to defend or assist in defending any claim, action, or proceeding (i) if Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitor and Indemnitee in the conduct of the defense of such action, or (ii) such claim, action, or proceeding is for equitable relief against Indemnitee and no monetary damages are being sought against Indemnitee. Indemnitor shall not settle any such claim, action, or proceeding against Indemnitee without the consent of Indemnitee, which consent shall not be unreasonably withheld, conditioned, or delayed, if such settlement involves relief other than the payment of money by Indemnitor.

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Section 9.16         Construction. This Agreement shall not be construed more strictly against one Party than against any other Party merely by virtue of the fact that it may have been prepared by counsel for one of the Parties.

Section 9.17         Time Computation. Unless otherwise provided in this Agreement, in computing a period of days for performance or payment as provided hereunder, the first day shall be excluded and the last day shall be included. If the last day of any such period is Saturday, Sunday, or on a day on which banking institutions in the State of California are authorized by law to close, the period shall extend to include the next day which is not a Saturday, Sunday, or day on which banking institutions in the State of California are authorized by law to close. Any performance or payment which may be taken or made under this Agreement must, unless otherwise indicated herein, be taken or made prior to 5:00 p.m. (Pacific Daylight Time) on the last day of the applicable period provided specified.

Section 9.18         Recitals. The Parties acknowledge and agree that the Recitals set forth in this Agreement are true, accurate, and correct and are hereby made a part of this Agreement and are incorporated herein by this reference.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

SELLER:		PURCHASER:

WALLACE REAL ESTATE, LLC, a California Limited Liability Company.		RYAN LAW GROUP, PLLC., a Florida Limited Liability Company

By:	/s/ Ottie Joel Wallace	By:	/s/ James D. Ryan
Print Name:	Ottie Joel Wallace	Print Name:	James D. Ryan
Title:	Authorized Member	Title:	Authorized Member

THE WALLACE BYPASS TRUST UNDER THE OTTIE JOEL AND ELIZABETH WALLACE FAMILY TRUST, and ELBULINICK PROPERTIES LLC, a California Limited Liability Company

By:	/s/ Ottie J. Wallace
OTTIE J. WALLACE
TRUSTEE and sole owner of ELBULINICK PROPERTIES LLC

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EXHIBIT “A”

TO

PURCHASE AND SALE AGREEMENT

Site Plan

A-1

EXHIBIT “B”

TO

PURCHASE AND SALE AGREEMENT

Legal Description of Land

The real property referenced in the foregoing Purchase and Sale Agreement as the “Land” is located in the City of Merced. County of Merced, State of California and is more particularly described as follows:

PARCEL 1 (Assessor’s Parcel No. 061-033-005):

ALL OF THAT CERTAIN PARCEL OF LAND SITUATED IN THE COUNTY OF MERCED, STATE OF CALIFORNIA LYNG IN THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 25. TOWNSHIP 7 SOUTH. RANGE 14 EAST MOUNT DIABLO MERIDIAN AS DESCRIBED IN DEED DATED MAY 4, 1897 FROM ELIZA B. FOWLER TO THE SAN FRANCISCO AND SAN JOAQUIN VALLEY RAILWAY COMPANY (PREDECESSOR IN INTEREST TO THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY) RECORDED MAY 6, 1897 IN VOLUME 47 AT PAGE 98 IN THE RECORDS OF SAID MERCED COUNTY DESCRIBED OF REFERENCE AS FOLLOWS:

“COMMENCING AT A POINT ON THE EAST LINE OF THE SOUTH EAST QUARTER OF SECTION TWENTY FIVE (25) TOWNSHIP SEVEN SOUTH RANGE FOURTEEN (14) EAST M. D. B. & M. - ONE HUNDRED AND THIRTY FEET (130) SOUTH OF THE NORTH EAST CORNER OF SAID QUARTER SECTION LINE ONE HUNDRED (100) FEET; THENCE WEST AT RIGHT ANGLES FOUR HUNDRED AND THIRTY (430) FEET; THENCE NORTH AT RIGHT ANGLES ONE HUNDRED (100) FEET TO THE SOUTH LINE OF THE PRESENT RIGHT OF WAY OF THE GRANTEE HEREIN’S REQUEST; THENCE EASTERLY ALONG THE SAID SOUTH LINE OF SAID RIGHT OF WAY FOUR HUNDRED AND THIRTY (430) FEET TO THE POINT OF BEGINNING. SAVE AND EXCEPT A STRIP OF LAND THIRTY (30) FEET IN WIDTH TAKEN OFF FROM THE ENTIRE EAST END OF SAID DESCRIBED PIECE OF LAND. THE SAME BEING A PART OF THE COUNTY ROAD, HAVING BEEN HERETOFORE DEDICATED TO THE PUBLIC AS A HIGHWAY;”

EXCEPTING FROM THE ABOVE DESCRIBED PARCEL OF LAND ANY RIGHTS, TITLE AND/OR INTEREST IN AND TO THAT PORTION OF THAT CERTAIN 18.31 ACRE PARCEL OF LAND AS DESCRIBED IN DEED DATED MARCH 14, 1896 FROM J. M. FOWLER TO SAID RAILWAY COMPANY RECORDED MARCH 20, 1896 IN VOLUME 33 OF DEEDS AT PAGE 600 OF THE RECORDS OF SAID MERCED COUNTY, LYING ADJACENT TO THE ABOVE DESCRIBED PARCEL OF LAND.

PARCEL 2 (Assessor’s Parcel No. 061-033-006):

PARCEL 2A

ALL OF THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 25, T.7 S., R. 14 E., M.D.B.&M., COUNTY OF MERCED, STATE OF CALIFORNIA. AS DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT 130 FEET SOUTH OF THE EAST QUARTER CORNER OF SAID SECTION 25. THENCE SOUTH 88° 29’ 30” WEST, 430.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89° 29’ 30” WEST, 645.08 FEET TO A POINT ON THE NORTHERLY LINE OF PARCEL 1 AS SHOWN ON THAT PARCEL MAP FOR PETER & ROSEMARY BARALDI FILED SEPTEMBER 19 ,1975 IN VOLUME 27 OF PARCEL MAPS AT PAGE 48, MERCED COUNTY RECORDS: THENCE ALONG SAID NORTH LINE SOUTH 0° 31’ 00” WEST, 100 FEET; THENCE CONTINUING ALONG SAID NORTH LINE. NORTH 88° 29’ 30” EAST, 654.07 FEET; THENCE LEAVING SAID NORTH LINE, NORTH 0° 31’ 24’’ EAST, 100 FEET TO THE POINT OF BEGINNING.

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PARCEL 2B

PARCEL 1 AS SHOWN ON THAT PARCEL MAP FOR PETER & ROSEMRY BARALDI FILED SEPTEMBER 19, 1975 IN VOLUME 27 PF PARCEL MAPS AT PAGE 48, MERCED COUNTY RECORDS, SITUATED IN SECTION 25, T.7 S, R.14 E., M.D.B.&M., COUNTY OF MERCED, STATE OF CALIFORNIA

TOGETHER WITH THE FOLLOWING DESCRIBED PORTION OF PARCEL B AS SHOWN ON THAT PARCEL MAP FOR PETER A. BARALDI, JR., ET AL FILED OCTOBER 18, 1978 IN VOLUME 38 OF PARCEL MAPS AT PAGE 10, MERCED COUNTY RECORDS, SITUATED IN SECTION 25, 7.7 S., R.14 E.. M.D.B.&M.. COUNTY OF MERCED, STATE OF CALIFORNIA.

BEGINNING AT THENORTHWEST CORNER OF SAID PARCEL B; THENCE ALONG THE NORTH LINE OF SAID PARCEL B, NORTH 88° 29’ 30” EAST, 1281.88 FEET TO THE NORTHEAST CORBER OF SAID PARCEL B, THENCE ALONG THE EAST LINE OF SAID PARCEL B, SOUTH 0° 31’ 24” WEST, 102.00 FEET; THENCE LEAVING SAID EAST LINE. SOUTH 88° 29’ 32” WEST, 1282.12 FEET TO A POINT ON THE WEST LINE OF SAID PARCEL B; THENCE ALONG SAID WEST LINE. NORTH 0° 39’ 34” EAST. 102.00 FEET TO THE POINT OF BEGINNING.

PARCEL 2A AND PARCEL 2B TOGETHER CONTAINING 6.53 ACRES MORE OR LESS.

PARCEL 3 (Assessor’s Parcel No. 061-033-007):

PARCEL C AS SHOWN ON THAT PARCEL MAP FOR PETER A. BARALDI. JR. ET AL FILED OCTOBER 18, 1978 IN VOLUME 38 OF PARCEL MAPS AT PAGE 10, MERCED COUNTY RECORDS, SITUATED IN SECTION 25, T.7 S.. R.14 E., M.D.B.&M., COUNTY OF MERCED, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PORTION OF SAID PARCEL B.:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL B; THENCE ALONG THE NORTH LINE OF SAID PARCEL B, NORTH 88° 79’ 30” EAST. 1281.88 FEET TO THE NORTHEAST CORNER OF SAID PARCEL B: THENE ALONG THE EAST LINE OF SAID PARCEL B, SOUTH 0° 31’ 24” WEST 102.00 FEET; THENCE LEAVING SAID’ EAST LINE, SOUTH 88° 29’ 32” WEST, 1282.12 FEET TO A POINT ON THE WEST LINE OF SAID PARCEL B: THENCE ALONG SAID WEST LINE NORTH 0° 39’ 34” EAST, 102.00 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE PROPERTY AMD PROPERTY RIGHTS EXCEPTED IN DEED RECORDED MAY 17, 1955 IN VOL. 1207, OFFICIAL RECORDS, PAGE 415. MERCED COUNTY RECORDS.

PARCEL 3 CONTAINS 20.8 ACRES MORE OR LESS.

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EXHIBIT “C”

TO

PURCHASE AND SALE AGREEMENT

List of Seller’s Disclosures

Seller represents, warrants, covenants, and certifies to Purchaser that the “Seller’s Disclosures” as defined and contemplated in the foregoing Purchase and Sale Agreement (“Agreement”) shall include, but not be limited to, each of the following documents, instruments, and other items that are in Seller’s possession, based upon the knowledge, information, and belief of Seller and its good faith best efforts to discover and locate such documents, instruments, and other items:

I.	Financial Information about Property

a.	BNSF Track Lease, Distribution Agreement/Lease, Drain Design, Farm Lease Cancelation/Termination of Trans-load agent; and,

b.	Current Property Tax Bills, Property Insurance policy, MID Tax statement, East San Joaquin Water Quality Coalition Agreement, Farm Lease

II.	Operational Matters

a.	MID Tax statement, PG&E statement; and

b.	Distribution Agreement/Lease, Cancelation/Termination of Trans-load agent

III.	Prorations

a.	INTENTIONALLY LEFT BLANK.

IV.	Environmental and Engineering Reports

a.	Phase One Environmental Survey, Letter from Crop Production Services regarding release, Red Rock Geotechnical Engineering Investigation, 2018 Dock Plans and upgrades terminal

b.	M-l Zoning 5/31/1994 94-141, Administrative Permit 99071, Red Rock Subdivision Approval M-l zoning, Agricultural Conservation Easement Satisfied;

V.	Title Documents

a.	ALTA Land Survey of Tuttle property, 2016 Appraisal, 2018 Dock Plans and upgrades terminal

b.	.

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VI.	Property Condition and Compliance Information

a.	Merced County Environmental Health Permit 2018;

b.	Topographic Survey of Tuttle property, ALTA Land survey of Tuttle property, BNSF Proposed Double Track 3-30-2009, Rail switch proposal 9-29-1998, Rail switch proposal 8-25-200, Rail switch proposal 4-15-1998, Storage pads proposal 1998, North/south switch, Rail track elevations, Drain Design, Wind Map, New Dock Plans 3-18-18, New N/S Rail switch plan 3-18-18, 2016 Appraisal, 2018 Dock Plans and upgrades terminal;

c.	M-1 Zoning 5/31/1994 94-141, Administrative Permit 99071, Merced County Environmental health Permit 2018; and,

d.	Personal property list.

VII.	Leasing and Tenant Information

a.	Distribution Agreement/Lease, Valley Pacific, 7-2015 Lease, Farm Lease.

VIII.	Agreements and Contracts

a.	Distribution Agreement/Lease.

IX.	Insurance

a.	Property Insurance Policy.

X.	Real Estate Taxes

a.	Current Property Tax Bills, MID Tax statement, East San Joaquin Water Quality Coalition statement/billing.

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EXHIBIT “D”

TO

PURCHASE AND SALE AGREEMENT

PROMISSORY NOTE

Merced, California

$1,000,000.00	Due in full
July__, 2023

1.          For value received, RYAN LAW GROUP, PLLC., a Florida Professional Limited Liability Company, (hereinafter collectively referred to as “PROMISOR”), jointly and severally, promise to pay to WALLACE REAL ESTATE, LLC, a California Limited Liability Company, (hereinafter collectively referred to as “PAYEE”), the sum of $I,000,000.00, in the following manner: minimum monthly payments, the first of which will be due on or before October 1, 2018, will consist of interest only, with a balloon payment due on _____________, 2023 or on the fifth anniversary of the closing of the sale of that certain property known as the Tuttle Property, more particularly described in the Deed of Trust accompanying this Note, whichever is later in time; interest will be accruing at a rate of eight percent (8%) annually; there is no prepayment penalty.

LATE PAYMENTS

2.          PROMISOR agrees that if any installment payment provided for in this Note is [late or in default or unpaid] for at least ten (10) days, it would be impracticable or extremely difficult to fix the actual damages resulting to the PAYEE. Therefore, PROMISOR agrees to pay to the PAYEE 5% of the amount of the defaulted payment, as liquidated damages and not as a penalty, to compensate the PAYEE for the expenses of administering the default. Only one late charge will be collected on any installment, regardless of the period during which it remains in default.

ACCELERATION

3.          (a) On default, the PAYEE of this Note may accelerate the maturity of all installments, making the unpaid balance of the Note (the total of the unpaid monthly installments and any unpaid that have been charged) due immediately without presentment for payment or any notice, if:

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(1)	PROMISOR or any endorser, surety, or guarantor of this Note:

(i)	Suspends business.

(ii)	Becomes insolvent or offers settlement to any creditors.

(iii)	Files a petition in bankruptcy, either voluntary or involuntary.

(iv)	Institutes any proceeding under any bankruptcy or insolvency laws relating to the relief of debtors.

(v)	Gives notice of any intended bulk sale.

(vi)	Makes an assignment for the benefit of creditors.

(vii)	Makes any false statement or representation orally or in writing, fails to furnish information, or fails to permit inspection of any books or records on demand of the PAYEE.

(2)	A receiver is appointed for PROMISOR or any endorser, surety or guarantor.

DISPOSITION OF COLLATERAL ON DEFAULT

4.          PROMISOR secures the payment of this Promissory Note by a Deed of Trust, dated the date this Note is executed, and a Guarantee dated the date this Note is executed.

5.          In case if default in payment of this Note or nay other notes of the undersigned, whether as PROMISOR, co-PROMISOR, or endorder, held by the PAYEE or in case the collateral declines in value or otherwise becomes reasonably unsatisfactory to the PAYEE, the PAYEE is authorized to dispose of all or any part of the collateral security property at public or private sale, without advertisement, or notice to the PROMISOR, which rights are expressly waived. At such a sale, the PAYEE may purchase any or all of the property free of any claim or right of redemption of the PROMISOR, which rights are expressly waived except as provided by law. Neither the sale of the collateral nor the application of its proceeds will prejudice any other rights of PAYEE againts PROMISOR.

COLLECTION COSTS

5.         PROMISOR agrees to pay the expenses incurred in any attempt to enforce this Note, including the cost of retaking and keeping any collateral or other security property for this Note, specified in any agreements.

ATTORNEYS’ FEES

6.         PROMISOR agrees that if any legal action is necessary to enforce this Note for nonpayment at maturity, the prevailing party will be entitled to reasonable attorneys’ fees in addition to any other relief that party may be entitled to. This provision is applicable to the entire Note.

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EXTENSION OF TIME FOR PAYMENT

7.       No extension of time for payment of all or any part of the amount owing on this Note will affect the liability of the PROMISOR or any surety, guarantor, or endorser of this Note. The PROMISOR and all sureties, guarantors, endorsers, severally waive presentment for payment, notice of nonpayment, and notice of dishonor of this Note.

Executed on __________, ______, 2018

RYAN LAW GROUP, PLLC. A Florida Professional Limited Liability Company

By:
Print Name:	James D. Ryan
Title:	Authorized Member

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PROMISSORY NOTE

[SAME CHANGES AS TO NOTE ABOVE]

Merced, California

$1,000,000.00	Due in full
July__, 2023

1.       For value received, RYAN LAW GROUP, PLLC., A Florida Professional Limited Liability Company, (hereinafter collectively referred to as “PROMISOR”), jointly and severally, promise to pay to OTTIE J. WALLACE, TRUSTEE OF THE WALLACE BYPASS TRUST UNDER THE OTTIE JOEL AND ELIZABETH WALLACE FAMILY TRUST and ELBUL1NICK PROPERTIES LLC, a California Limited Liability Company, (hereinafter collectively referred to as “PAYEE”), the sum of $1,000,000.00, in the following manner: minimum monthly payments, the first of which will be due on or before October 1, 2018, will consist of interest only, with a balloon payment due on ______________, 2023 or on the fifth anniversary of the closing of the sale of that certain property known as the Tuttle Property, more particularly described in the Deed of Trust accompanying this Note, whichever is later in time; interest will be accruing at a rate of eight percent (8%) annually; there is no prepayment penalty.

LATE PAYMENTS

2.       PROMISOR agrees that if any installment payment provided for in this Note is [late or in default or unpaid] for at least ten (10) days, it would be impracticable or extremely difficult to fix the actual damages resulting to the PAYEE. Therefore, PROMISOR agrees to pay to the PAYEE 5% of the amount of the defaulted payment, as liquidated damages and not as a penalty, to compensate the PAYEE for the expenses of administering the default. Only one late charge will be collected on any installment, regardless of the period during which it remains in default.

ACCELERATION

3.       (a) On default, the PAYEE of this Note may accelerate the maturity of al installments, making the unpaid balance of the Note (the total of the unpaid monthly installments and any unpaid fines that have been charged) due immediately without presentment for payment or any notice, if:

(1)	PROMISOR or any endorser, surety, or guarantor of this Note:

(i)	Suspends business.

(ii)	Becomes insolvent or offers settlement to any creditors.

(iii)	Files a petition in bankruptcy, either voluntary or involuntary.

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(iv)	Institutes any proceeding under any bankruptcy or insolvency laws relating to the relief of debtors.

(v)	Gives notice of any intended bulk sale.

(vi)	Makes an assignment for the benefit of creditors.

(vii)	Mortgages, pledges, assigns, or transfers any accounts receivable or other property, real or personal, in trust or otherwise, without the written consent of the PAYEE.

(viii)	Makes any false statement or representation orally or in writing, fails to furnish information, or fails to permit inspection of any books or records on demand of the PAYEE.

(2)	A receiver is appointed for PROMISOR or any endorser, surety or guarantor.

DISPOSITION OF COLLATERAL ON DEFAULT

4.       PROMISOR secures the payment of this Promissory Note by a Deed of Trust, dated the date this Note is executed, and a Guarantee dated the date this Note is executed.

5.       In case of default in payment of this Note or any other notes of the undersigned, whether as PROMISOR, co-PROMISOR, or endorser, held by the PAYEE or in case the collateral declines in value or otherwise becomes reasonably unsatisfactory to the PAYEE, the PAYEE is authorized to dispose of all or any part of the collateral security property at public or private sale, without advertisement, or notice to the PROMISOR, which rights are expressly waived. At such a sale, the PAYEE may purchase any or all of the property free of any claim or right of redemption of the PROMISOR, which rights are expressly waived except as provided by law. Neither the sale of the collateral nor the application of its proceeds will prejudice any other rights of PAYEE against PROMISOR.

COLLECTION COSTS

5.       PROMISOR agrees to pay the expenses incurred in any attempt to enforce this Note, including the cost of retaking and keeping any collateral or other security property for this Note, specified in any agreements.

ATTORNEYS’ FEES

6.       PROMISOR agrees that if any legal action is necessary to enforce this Note for nonpayment at maturity, the prevailing party will be entitled to reasonable attorneys’ fees in addition to any other relief that party may be entitled to. This provision is applicable to the entire Note.

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EXTENSION OF TIME FOR PAYMENT

7.       No extension of time for payment of all or any part of the amount owing on this Note will affect the liability of the PROMISOR or any surety, guarantor, or endorser of this Note. The PROMISOR and all sureties, guarantors, endorsers, severally waive presentment for payment, notice of nonpayment, and notice of dishonor of this Note.

Executed on_____, _____, 2018

RYAN LAW GROUP, PLLC. A Florida Professional Limited Liability Company

By:
Print Name:	James D. Ryan
Title:	Authorized Member

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UNCONDITIONAL GUARANTY

VEGALAB, INC., a Nevada Corporation (“Guarantor”) hereby unconditionally guarantees the performance of each and every obligation undertaken by Promisor under the Notes (the “Notes”), dated the same date as this Guaranty, including specifically the obligation to make payments when due under the Notes. This Guaranty is given in consideration of WALLACE REAL ESTATE, LLC, a California Limited Liability Company, OTTIE J. WALLACE, TRUSTEE OF THE WALLACE BYPASS TRUST UNDER THE OTTIE JOEL AND ELIZABETH WALLACE FAMILY TRUST, and ELBULINICK PROPERTIES LLC, a California Limited Liability Company (“Holder”) to take the aforementioned Notes as part of the Purchase Sale Agreement (“Agreement”) between the parties and that this Guaranty is part of the consideration for said Agreement, This Guaranty is a continuing one and shall terminate only on the satisfaction of each and every obligation of Guarantor under the Notes. Guarantor agrees that the Holder of the Notes may from time to time extend the time for performance or otherwise modify the Notes and any or all provisions of it without in any way releasing or discharging Guarantor from its obligations hereunder. This Guaranty shall not be released, extinguished, modified, or in any way affected by failure on the part of the Holder of the Notes to enforce all the rights and remedies available to it under the Notes. This Guaranty shall be binding on Guarantor and its successors and assigns. In the event of any action to enforce any of the terms and conditions of this Guaranty, the prevailing party in such action and any appeal resulting from it shall be entitled to recover from the other reasonable attorney fees and costs, which shall be fixed as part of the cost by the court in which such action shall be pending.

Executed on_____, _____, 2018

GUARANTOR:

BY:
PRINT NAME:	David Selakovic
TITLE:	Chief Executive Officer, on behalf of VEGALAB. INC., a Nevada Corporation

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RECORDING REQUESTED BY:
Corbett J. Browning. Esq.

When Recorded Mail Document to:
ROBBINS, BROWNING, GODWIN & MARCHINI
700 Loughborough Dr., Suite D
Merced, CA 95348
SPACE ABOVE THIS LINE FOR RECORDER’S USE

APNs: 061-033-005, 061-033-006, and 061-033-007

DEED OF TRUST

THIS DEED OF TRUST made this_____ day of_________, 2018 between RYAN LAW GROUP, PLLC., a Florida Professional Limited Liability Company (collectively the “Trustor”), whose address is 636 U.S. Highway One, Suite 110, North Palm Beach, Florida 33408, and WALLACE REAL ESTATE, LLC, a California Limited Liability Company, OTTIE J. WALLACE, TRUSTEE OF THE WALLACE BYPASS TRUST UNDER THE OTTIE JOEL AND ELIZABETH WALLACE FAMILY TRUST, and ELBULINICK PROPERTIES LLC, a California Limited Liability Company (collectively the “Beneficiary”), whose address is 9290 E. Hwy 140, Planada, California 95365, and TransCounty Title Company, (the “Trustee”), whose address is 635 West 19th Street, Merced, California, 95340;

TRUSTOR HEREBY irrevocably grants, transfers, and assigns to Trustee, in trust, with power of sale, all that property in the County of Merced, State of California, described as:

PARCEL 1 (Assessor’s Parcel No. 061-033-005):

ALL OF THAT CERTAIN PARCEL OF LAND SITUATED IN THE COUNTY OF MERCED, STATE OF CALIFORNIA LYNG IN THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 25, TOWNSHIP 7 SOUTH, RANGE 14 EAST MOUNT DIABLO MERIDIAN AS DESCRIBED IN DEED DATED MAY 4, 1897 FROM ELIZA B. FOWLER TO THE SAN FRANCISCO AND SAN JOAQUIN VALLEY RAILWAY COMPANY (PREDECESSOR IN INTEREST TO THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY) RECORDED MAY 6, 1897 IN VOLUME 47 AT PAGE 98 IN THE RECORDS OF SAID MERCED COUNTY DESCRIBED OF REFERENCE AS FOLLOWS:

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“COMMENCING AT A POINT ON THE EAST LINE OF THE SOUTH EAST QUARTER OF SECTION TWENTY FIVE (25) TOWNSHIP SEVEN SOUTH RANGE FOURTEEN (14) EAST M. D. B. & M. – ONE HUNDRED AND THIRTY FEET (130) SOUTH OF THE NORTH EAST CORNER OF SAID QUARTER SECTION LINE ONE HUNDRED (100) FEET; THENCE WEST AT RIGHT ANGLES FOUR HUNDRED AND THIRTY (430) FEET; THENCE NORTH AT RIGHT ANGLES ONE HUNDRED (100) FEET TO THE SOUTH LINE OF THE PRESENT RIGHT OF WAY OF THE GRANTEE HEREIN’S REQUEST; THENCE EASTERLY ALONG THE SAID SOUTH LINE OF SAID RIGHT OF WAY FOUR HUNDRED AND THIRTY (430) FEET TO THE POINT OF BEGINNING. SAVE AND EXCEPT A STRIP OF LAND THIRTY (30) FEET IN WIDTH TAKEN OFF FROM THE ENTIRE EAST END OF SAID DESCRIBED PIECE OF LAND. THE SAME BEING A PART OF THE COUNTY ROAD, HAVING BEEN HERETOFORE DEDICATED TO THE PUBLIC AS A HIGHWAY.”

EXCEPTING FROM THE ABOVE DESCRIBED PARCEL OF LAND ANY RIGHTS, TITLE AND/OR INTEREST IN AND TO THAT PORTION OF THAT CERTAIN 18.31 ACRE PARCEL OF LAND AS DESCRIBED IN DEED DATED MARCH 14, 1896 FROM J. M. FOWLER TO SAID RAILWAY COMPANY RECORDED MARCH 20, 1896 IN VOLUME 33 OF DEEDS AT PAGE 600 OF THE RECORDS OF SAID MERCED COUNTY, LYING ADJACENT TO THE ABOVE DESCRIBED PARCEL OF LAND.

PARCEL 2 (Assessor’s Parcel No. 061-033-006):

PARCEL 2A

ALL OF THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 25, T.7 S., R.14 E., M.D.B.&M., COUNTY OF MERCED. STATE OF CALIFORNIA, AS DESCRIBED AS FOLLOWS:,

COMMENCING AT A POINT 130 FEET SOUTH OF THE EAST QUARTER CORNER OF SAID SECTION 25, THENCE SOUTH 88° 29’ 30” WEST, 430.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89° 29’ 30” WEST, 645.08 FEET TO A POINT ON THE NORTHERLY LINE OF PARCEL 1 AS SHOWN ON THAT PARCEL MAP FOR PETER & ROSEMARY BARALDI FILED SEPTEMBER 19, 1975 IN VOLUME 27 OF PARCEL MAPS AT PAGE 48, MERCED COUNTY RECORDS; THENCE ALONG SAID NORTH LINE SOUTH 0° 31’ 00” WEST, 100 FEET; THENCE CONTINUING ALONG SAID NORTH LINE, NORTH 88° 29’ 30” EAST, 654.07 FEET; THENCE LEAVING SAID NORTH LINE, NORTH 0° 31’ 24” EAST, 100 FEET TO THE POINT OF BEGINNING.

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PARCEL 2B

PARCEL 1 AS SHOWN ON THAT PARCEL MAP FOR PETER & ROSEMRY BARALDI FILED SEPTEMBER 19, 1975 IN VOLUME 27 PF PARCEL MAPS AT PAGE 48, MERCED COUNTY RECORDS, SITUATED IN SECTION 25, T.7 S, R.14 E., M.D.B.&M., COUNTY OF MERCED, STATE OF CALIFORNIA

TOGETHER WITH THE FOLLOWING DESCRIBED PORTION OF PARCEL B AS SHOWN ON THAT PARCEL MAP FOR PETER A. BARALDI, JR., ET AL FILED OCTOBER 18, 1978 IN VOLUME 38 OF PARCEL MAPS AT PAGE 10, MERCED COUNTY RECORDS, SITUATED IN SECTION 25, 7.7 S., R.14 E., M.D.B.&M., COUNTY OF MERCED, STATE OF CALIFORNIA.

BEGINNING AT THENORTHWEST CORNER OF SAID PARCEL B; THENCE ALONG THE NORTH LINE OF SAID PARCEL B, NORTH 88° 29’ 30” EAST, 1281.88 FEET TO THE NORTHEAST CORBER OF SAID PARCEL B, THENCE ALONG THE EAST LINE OF SAID PARCEL B, SOUTH 0° 31’ 24” WEST, 102.00 FEET; THENCE LEAVING SAID EAST LINE, SOUTH 88°29’ 32” WEST, 1282.12 FEET TO A POINT ON THE WEST LINE OF SAID PARCEL B; THENCE ALONG SAID WEST LINE, NORTH 0° 39’ 34” EAST, 102.00 FEET TO THE POINT OF BEGINNING.

PARCEL 2A AND PARCEL 2B TOGETHER CONTAINING 6.53 ACRES MORE OR LESS.

PARCEL 3 (Assessor’s Parcel No. 061-033-007):

PARCEL C AS SHOWN ON THAT PARCEL MAP FOR PETER A. BARALDI, JR. ET AL FILED OCTOBER 18, 1978 IN VOLUME 38 OF PARCEL MAPS AT PAGE 10, MERCED COUNTY RECORDS, SITUATED IN SECTION 25, T.7 S., R.14 E., M.D.B.&M., COUNTY OF MERCED, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PORTION OF SAID PARCEL B.:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL B; THENCE ALONG THE NORTH LINE OF SAID PARCEL B, NORTH 88° 79’ 30” EAST, 1281.88 FEET TO THE NORTHEAST CORNER OF SAID PARCEL B; THENE ALONG THE EAST LINE OF SAID PARCEL B, SOUTH 0° 31’ 24” WEST 102.00 FEET; THENCE LEAVING SAID EAST LINE, SOUTH 88° 29’ 32” WEST, 1282.12 FEET TO A POINT ON THE WEST LINE OF SAID PARCEL B; THENCE ALONG SAID WEST LINE NORTH 0° 39’ 34” EAST, 102.00 FEET TO THE POINT OF BEGINNING.

D-10

ALSO EXCEPTING THEREFROM THE PROPERTY AMD PROPERTY RIGHTS EXCEPTED IN DEED RECORDED MAY 17, 1955 IN VOL. 1207, OFFICIAL RECORDS, PAGE 415, MERCED COUNTY RECORDS.

PARCEL 3 CONTAINS 20.8 ACRES MORE OR LESS.

Merced County Assessor’s Parcel Numbers 061-033-005, 061-033-006, and 061-033-007, (the “Property”), together with the rents, issues, and profits of the Property, subject, however, to the right, power, and authority given to and conferred on Beneficiary to collect and apply those rents, issues, and profits.

FOR THE PURPOSE OF SECURING:

(1)       Performance of each agreement of Trustor incorporated by reference or contained in this Deed of Trust;

(2)       Payment of those notes indebtedness evidenced by two promissory notes, and any extension or renewal of those two promissory notes, in the principal sum of $1,000,000.00 respectively, executed by Trustor on __________, ___,2018, in favor of Beneficiary or order; and

(3)       Payment of any further sums that the then record owner of the Property hereafter may borrow from Beneficiary, when evidenced by another note or notes reciting it is so secured.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

(4)       By the execution and delivery of this Deed of Trust and the notes secured by this Deed of Trust, that provisions 1 to 14, inclusive, of the fictitious Deed of Trust recorded on recorded in Santa Barbara County and Sonoma County October 18, 1961, and in all other counties October 23, 1961, in Book 1547 at Page 538, of the Official Records of Merced County, California, hereby are adopted and incorporated by reference;

(5)       That they acknowledges receipt of a full copy of the provisions numbered 1 to 14, inclusive, referred to above, and understands them;

(6)       That they will observe and perform those provisions; and

(7)       That the references to property, obligations, and parties in those provisions shall be construed to refer to the Property, obligations, and parties set forth in this Deed of Trust.

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The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale under this Deed of Trust be mailed to them at the address of the Trustor set forth above.

NOTICE:

A copy of any Notice of Default and of any Notice of Sale will be sent only to the address contained in this recorded request. If your address changes, a new request must be recorded.

TRUSTOR

RYAN LAW GROUP, PLLC. A Florida Professional Limited Liability Company

By:
Print Name:	James D. Ryan
Title:	Authorized Member

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A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
)ss.
COUNTY OF MERCED	)

On ________________, 2018 before me, ________________, a Notary Public, personally appeared __________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public in and for said State

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